Exhibit 10.15

PATENT LICENSE AGREEMENT

This Patent License Agreement (this “Agreement”) is entered into as of May 15, 2006 (the “Effective Date”) by and between Collaboration Properties, Inc., a Nevada corporation, having offices at 555 Twin Dolphin Drive, Redwood Shores, California 94065 (“CPI”), Avistar Communications Corporation, a Delaware corporation, having offices at 555 Twin Dolphin Drive, Redwood Shores, California 94065 (“AVISTAR”), Sony Corporation, a Japanese corporation, having offices at 6-7-35 Kitashinagawa, Shinagawa-ku, Tokyo 141-0001, Japan,  (“SONY”) and Sony Computer Entertainment, Inc, a Japanese corporation having offices at 2-6-21 Minami-Aoyama, Minato-ku, Tokyo 107-0062 Japan, (“SCEI”). SONY and SCEI and CPI and AVISTAR are each jointly a “Party” and collectively the “Parties.”

RECITALS

WHEREAS, CPI is the owner of the Licensed Patents and is willing to grant a nonexclusive license under the Licensed Patents to SONY and its Affiliates under the terms and conditions set forth herein; and

WHEREAS, SONY and its Affiliates desire a nonexclusive license under the Licensed Patents subject to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the mutual covenants, agreements and undertakings set forth herein, the parties agree as follows:

1.             Definitions

The following capitalized terms used in this Agreement shall have the following meanings.  The use of singular shall include the plural and vice versa, where appropriate:

1.1                                 “Affiliate” shall mean a Person that is under Control of SONY including, without limitation, SCEI and the affiliates of SCEI under the Control of SCEI.

1.2                                 “Building Local Exchange Carrier System” shall mean a multi-tenant building video networking system that provides building-internal video networks and services in office towers, industrial parks, hotels, and apartment complexes. Such a system may include access to broadband carriers, building-internal switches, building internal video storage servers, and building-internal multipoint control units.

1.3                                 “Control” shall mean the ownership, directly or indirectly, of at least fifty percent (50%) of the voting securities or other ownership interest of a Person or, with respect to a limited partnership or other similar Person, its general partner or controlling Person.  A Person shall be an Affiliate only so long as such control exists.

1.4                                 “Data-Protocol Transmission Carrier System” shall mean a digital transmission system utilizing data communications protocols as replacements for telephony time-division transmission formats.

[***]  Portions of this exhibit have been omitted pursuant to a request for confidential treatment filed pursuant to Rule 24-b-2 promulgated under the Securities Exchange Act of 1934, as amended, and the omitted portions represented by [***] have been separately filed with the Securities and Exchange Commission.

1.5                                 “Disputes” shall mean any action, dispute, claim or controversy of any kind, including, without limitation, issues of patent infringement and claim coverage, whether in contract or tort, statutory or common law, legal or equitable, now existing or hereafter arising under or in connection with, or in any way pertaining to, this Agreement.

1.6                                 “Instant Messaging System” shall mean system that provides instant messaging call initiation, login-based call routing, and presence indication. Such a system may be implemented in hardware, software, or a combination thereof.

1.7                                 “Licensed Patents” shall mean all patents and patent applications and any patents issuing therefrom worldwide that have or are entitled to the benefit of a filing date on or before January 1, 2006 that are owned or licensable by CPI without the bona fide payment of royalties or other consideration to an unaffiliated third party, including but not limited to, the patents listed on Appendix A hereto.

1.8                                 “Licensed Products” shall mean any products of SONY and its Affiliates which are sold by SONY or its Affiliates which are covered directly or indirectly by one or more claims of the Licensed Patents which, absent the license granted to SONY and its Affiliates hereunder, would directly or indirectly infringe a claim of any of the Licensed Patents.  [***] the [***], [***] to the [***] that they are [***] Video Conferencing Systems made, used, sold, offered for sale, imported or otherwise distributed by SONY or its Affiliates, [***] shall [***], [***] or [***], [***], [***], [***], [***], and [***].  Licensed Products shall not mean any third party software bundled or used with laptop personal computers with an integrated camera.

1.9                                 “Metropolitan Area Network System” shall mean a networking system that provides interbuilding communications and services in a local geographical region utilizing cable plant. Such a system may include a multimedia central office, access to broadband carriers, switches, multiplexers, routers, video storage servers, and multipoint control units.

1.10                           “Person” shall mean an individual, corporation, partnership, association, trust, incorporated organization, governmental authority, other entity or group (as defined in Section 13(d)(3) of the Exchange Act of 1934, as amended as of the Effective Date).

1.11                           “PlayStation Products” shall mean [***] to be marketed as PLAYSTATION [***] and [***] that incorporate software that enables a Video Conferencing System and which are covered directly or indirectly by one or more claims of the Licensed Patents which, absent the license granted to SONY and its Affiliates hereunder, would directly or indirectly infringe a claim of any of the Licensed Patents.

1.12                           “Video Conferencing System” shall mean a system having two or more endpoints, each endpoint designed to work with other endpoints through network or other connections to implement a two-way video and audio conference. Such a system comprises a support for active use of a network connection, video and audio codec functions, a processor for implementing at least connection control functions, and may be implemented in hardware, software, or a combination thereof. Such a system may additionally comprise one or more video monitors, video cameras, audio microphones, audio speakers, audio echo cancellation capabilities, network interfaces utilizing unshielded twisted pair network cabling, graphical user interface capabilities, directories or databases of user information, directories or databases of the capabilities of remote equipment,

[***]  Portions of this exhibit have been omitted pursuant to a request for confidential treatment filed pursuant to Rule 24-b-2 promulgated under the Securities Exchange Act of 1934, as amended, and the omitted portions represented by [***] have been separately filed with the Securities and Exchange Commission.

                                                multi-point capabilities, and data conferencing capabilities. Such a system may be implemented in a manner conducive to desktop operation, meeting room operation, or both.

1.13                           “Video Call Management System” shall mean a system designed to work with Video Conferencing Systems through network connections or other equipment to initiate a video and audio conference with two or more participants. Such a system comprises at least connection control functions, and may be implemented in hardware, software, or a combination thereof. Such a system may additionally comprise one or more of graphical user interface capabilities, remote disconnect capabilities, remote hold capabilities, directories or databases of user information, directories or databases of the capabilities of remote equipment. Such a system may be implemented as a component of a Video Conferencing System.

1.14                           “Video Storage or Playback System” shall mean a system comprising video answering functions, video conference recording, video-on-demand, video presentation applications that include synchronized text or graphics, storage area networks supporting video, and video storage servers. Such a system may be implemented in hardware, software, or a combination thereof.

1.15                           “Voice Over Internet Protocol System” shall mean two-way voice telephony communications utilizing data communications protocols.

2.                                      Grant of Rights

2.1                                 License Grant.  Subject to the terms of this Agreement and the payment pursuant to Section 4 below, CPI grants to SONY and its Affiliates including, without limitation, SCEI and the affiliates of SCEI under the Control of SCEI a world wide, non-exclusive, license under the Licensed Patents to make, have made use, import, offer to sell, sell, lease, license, or otherwise transfer (whether directly or through resellers or distributors) or export Licensed Products.

2.2                                 No [***] Rights.  Except as may be expressly set forth in this Agreement, SONY or any of its Affiliates shall have [***] to grant any third party any [***] or [***] under the Licensed Patents [***] the [***] prior [***] of [***].   [***] the [***], SONY and its Affiliates [***] personal, [***] with no [***] to [***] further [***] under the Licensed Patents [***] as [***] be [***] for the [***] and [***] of or [***] to, but [***] any [***] of, the [***] by [***] thereof and without any [***] to [***] or [***] the [***] with any item or product (hardware or software) [***] a [***].

2.3                                 No Other Rights.  CPI reserves all rights not expressly granted to SONY and its Affiliates in this Agreement.  Without limiting the generality of the foregoing sentence,  no right or license is granted herein under any intellectual property (including under any patent, copyrights, trademarks, mask work rights, or trade secret rights) of CPI or any other Person, other than under the Licensed Patents.

3.             Additional Rights

3.1                                 [***] by [***].  [***] grants to [***] and its Affiliates a personal and non-transferable [***] [***] or [***] any [***] or other [***] for [***].

[***]  Portions of this exhibit have been omitted pursuant to a request for confidential treatment filed pursuant to Rule 24-b-2 promulgated under the Securities Exchange Act of 1934, as amended, and the omitted portions represented by [***] have been separately filed with the Securities and Exchange Commission.

                                                of the [***] against [***] and its Affiliates and its and their respective hardware manufacturers, distributors, customers and users, mediate and immediate for any and all [***] of [***] for selling, bundling or using third party software in association with products made by or for [***] and its [***].  [***] specifically [***] its right to [***] its [***] and other [***] the [***] and [***] of such [***] party [***].

3.2                                 CPI and AVISTAR Release for Infringement. Subject to the payment set forth in Section 4.1, CPI and AVISTAR, individually and on behalf of each of their affiliates and subsidiaries, as releasors, irrevocably releases SONY, its Affiliates which are Affiliates as of the Effective Date and its and their respective distributors, customers and users, mediate and intermediate, from any and all claims of (i) infringement of CPI’s Licensed Patents which claims are based on acts, which, had they been performed after the Effective Date would have been licensed under this Agreement and (ii) for all past and future claims of infringement, whether known or unknown, for  any product other than the Licensed Products that has been offered for sale by SONY or its Affiliates on or before the Effective Date, and any [***] to the [***] that [***] and [***] already [***] by [***] or its Affiliates [***] offered [***] on or [***] the [***]. CPI and AVISTAR specifically reserve the right to assert its patents and other rights against third party suppliers of hardware and software employed in such products  AVISTAR, on behalf of itself and its affiliates, agrees [***] to [***] an [***] or [***] the [***] of [***] and its [***] anytime [***] to [***].  However, SONY, on behalf of itself and its Affiliates agrees that any [***] that [***] or its [***] would have [***] to [***] they [***] against [***] or its [***] on the [***] shall be [***], and [***] or its [***] will [***] any [***] as being [***] in any [***] or other [***] to [***].

3.3                                 SONY Release for Infringement.  SONY, as releasor, on behalf of itself and its Affiliates, which are Affiliates as of the Effective Date, irrevocably releases AVISTAR, and its affiliates which are under its Control as of the Effective Date and its and their respective distributors, customers and users from any and all claims for all past and future claims of patent infringement, whether known or unknown, under [***] for any Video Conferencing System product that has been offered for sale by AVISTAR or by such affiliates on or before the Effective Date;.  SONY specifically reserves the right to assert its patents and other rights against third party suppliers of hardware and software employed in such products,. SONY, on behalf of itself and its Affiliates as of the Effective Date, represents and warrants that it has no knowledge of any infringement of patents owned or licensable by SONY or its Affiliates by products offered for sale by AVISTAR or such affiliates on or before the Effective Date, except for those patents that are essential to standardized technology included in such products such as, for example, video and audio codecs, and that it has no present intent to initiate an infringement suit or other action against AVISTAR or any of its affiliates for any products offered for sale by AVISTAR or such affiliates on or before the Effective Date. SONY, on behalf of itself and its Affiliates, agrees [***] to [***] an [***] or [***] the [***] of [***] and its [***] anytime [***] to [***], except under those patents that are essential to standardized technology included in such products.  However, AVISTAR, on behalf of itself and its affiliates agrees that any [***] that [***] or its [***] would have [***] to [***] they [***] against [***] or its [***] on the [***] shall be [***] [***], and [***] or its [***] will [***] any [***] as being [***] of [***] in any [***] or other [***] to [***].

3.4                                 Other Transactions.  CPI may assign, convey, sell, lease, encumber, license, sublicense or otherwise transfer to a third party any and all of the Licensed Patents provided that any such

[***]  Portions of this exhibit have been omitted pursuant to a request for confidential treatment filed pursuant to Rule 24-b-2 promulgated under the Securities Exchange Act of 1934, as amended, and the omitted portions represented by [***] have been separately filed with the Securities and Exchange Commission.

                                                transaction is made subject to all rights and licenses of SONY and its Affiliates arising from this Agreement and shall not impose any additional obligations on SONY or any of its Affiliates. To the extent that any of the Licensed Patents are assigned, conveyed, sold, leased, encumbered, licensed, sublicensed or otherwise transferred to a third party by CPI or a successor in interest, such third party shall agree that it will stand in the stead of CPI, or any successor in interest, with regard to the covenant not to sue granted in Section 3.1 and the release granted in Section 3.2.

4.             Payments

4.1                                 License Payments.  In partial consideration of the licenses, releases and other rights granted to SONY and its Affiliates under this Agreement, SONY shall pay to CPI five million United States dollars ($5,000,000). Such payment shall be made within twenty (20) days after the receipt of any required documents under the amended US/Japan Tax Treaty (“Convention between the Government of Japan and the Government of the United States of America for the Avoidance of Double Taxation and the Prevention of Fiscal Evasion with Respect to Taxes on Income”) or the Effective Date whichever occurs later by electronic funds transfer to an account specified in by CPI below.  SCEI, shall also pay a royalty of [***] for each [***], [***], [***], sold, [***] or otherwise [***] by SCEI, its Affiliates, SONY and other SONY Affiliates in the United States, [***], [***], [***], [***], and [***]. However, only one royalty shall ever be payable on any one particular unit of [***].  Further, [***] shall only be [***] based upon [***] in any [***] identified [***] for [***] as there [***] an [***], [***] Licensed Patent in [***].

                Banking Information for CPI:

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                                                4.1(a)      On [***] of every calendar year during the term of this Agreement, [***] shall send a notice to [***], at the address noted in Section 10.4, providing an [***] of its then [***] and [***], identified by [***], that it [***] may be [***] by [***].

4.2                                 [***] Unit Reporting.  During the Term of this Agreement, SCEI shall furnish to CPI a written [***] report within [***] after [***] and [***] of each calendar year showing, on a country-by-country basis the number of [***] for which royalties are due during the reporting period and the royalties payable in U.S. dollars which shall have accrued hereunder in respect of such sales. If no royalty is due for any royalty period, SCEI shall so report. The report will be certified in writing as accurate by an authorized responsible employee of SCEI. The receipt or acceptance by CPI of any royalty report or royalty payment shall not prevent CPI from subsequently challenging the validity or accuracy of such report or payment but solely if such challenge is made within [***] of the date [***] or [***] was

[***]  Portions of this exhibit have been omitted pursuant to a request for confidential treatment filed pursuant to Rule 24-b-2 promulgated under the Securities Exchange Act of 1934, as amended, and the omitted portions represented by [***] have been separately filed with the Securities and Exchange Commission.

                                                [***] by [***]. The above report shall be regarded as SCEI’s highly confidential information and CPI agrees that it shall not disclose it to any third party or to use it for any purpose other than determining whether SCEI has complied with its obligations under, and enforcing the terms of, this Agreement, and CPI agrees to protect such confidential information at least to the same extent it protects its own similar highly confidential information.

4.3                                 Royalty Payments. Royalties shown to be due by a royalty report shall be paid by SCEI with the issuance of such royalty report.  Payments of royalties will be made in U.S. Dollars, by wire transfer to an account specified in writing by CPI.  Payments not received when due shall accrue interest from the due date at the lesser of (a) [***] per month, or (b) the maximum interest rate permitted by applicable laws.   The foregoing accrual of, and obligation to pay, interest shall not affect CPI’s right to terminate this Agreement in accordance with Section 8 below.

4.4                                 Audit Rights. Upon at least [***] prior written notice by CPI, SCEI shall permit a certified, independent public accountant selected by CPI to have access during normal business hours, at SCEI’s premises, to such of the records of SCEI as may be reasonably necessary to verify the accuracy of the royalty reports hereunder. CPI may make such requests not more than [***] in any calendar year and such requests may not include any periods outside of [***] prior to the date of the audit. In the event such accountant concludes that additional royalties are owed or royalties were overpaid during the audit period, the additional royalty or overpaid amount shall be paid or reimbursed, respectively, within [***] of the date CPI delivers to SCEI the accountant’s written report so concluding, together with interest calculated in the manner provided by Section 4.3. CPI shall deliver the accountant’s report to SCEI within [***] of receipt. The fees charged by such accountant shall be paid by CPI unless the audit discloses that the royalties payable by SCEI for the audited period are at least [***] more than the royalties actually paid for the audit period, in which case SCEI shall pay all reasonable fees and expenses charged by the accountant.

4.5                                 Taxes.  No withholding taxes shall be deducted from any payments if CPI has timely provided all documents to SCEI and SONY that are required to avoid withholding taxes being deducted from the payments prior to such payment being made, including a US Resident Certificate issued by the United States Internal Revenue Service to the Owner, that are required under the amended US/Japan Tax Treaty (“Convention between the Government of Japan and the Government of the United States of America for the Avoidance of Double Taxation and the Prevention of Fiscal Evasion with Respect to Taxes on Income”).

5.                                                                                      Warranties and Representations

5.1                                 General. Each Party represents and warrants to the other Party as of the Effective Date that:

(a)           it is a corporation duly organized, validly existing and in good standing under the laws of its place of organization;

(b)           it has the authority to (i) enter into this Agreement, (ii) extend the rights, licenses and sublicenses granted to the other Party under this Agreement, and (iii) undertake and fully perform its obligations under this Agreement;

(c)           it is not subject to a petition for relief under any bankruptcy legislation, it has not made an assignment for the benefit of creditors, it is not subject to the appointment of a receiver for all

[***]  Portions of this exhibit have been omitted pursuant to a request for confidential treatment filed pursuant to Rule 24-b-2 promulgated under the Securities Exchange Act of 1934, as amended, and the omitted portions represented by [***] have been separately filed with the Securities and Exchange Commission.

or a substantial part of its assets, and it is not contemplating taking any of the foregoing actions; and

(d)           all necessary consents, approvals and authorizations of all regulatory and governmental authorities and other Persons required to be obtained by it in connection with (i) the execution and delivery of this Agreement, (ii) its granting of rights and licenses hereunder, and (iii) the performance of its obligations hereunder have been obtained.

5.2                                 [***] of [***].  [***] in this Agreement shall be [***] (i) as a [***] or [***] by CPI as to the [***], [***] or [***] of any of the [***] of the [***], (ii) as a [***] or [***] by [***] or its [***] as to the [***], [***] or [***] of any of the [***] of [***] [***] and [***], or (iii) as a [***] or [***] that any [***], or anything else made, used, sold, imported or otherwise disposed of under the license grant of Section 2 [***], or [***], [***] from [***] of any [***], [***], trade secrets, trademarks, or any other intellectual property or proprietary rights of [***].

5.3                                 No Obligations. CPI shall have no obligation hereunder to institute any action or suit against any Person for infringement of any of the Licensed Patents or to defend any action or suit brought by a Person which challenges or concerns the validity of any of the Licensed Patents. SONY and its Affiliates shall have no right to institute any action or suit against Persons for infringement of any of the Licensed Patents. CPI is not required to file any patent application, or to secure any patent or patent rights, or to maintain any patent in force.  SONY or its Affiliates shall have no obligation hereunder to institute any action or suit against any Person for infringement of [***] or [***] or to defend any action or suit brought by a Person which challenges or concerns the validity of [***] or [***]. CPI and its Affiliates shall have no right to institute any action or suit against Persons for infringement of [***] and [***]. SONY or its Affiliates are not required to file any patent application, or to secure any patent or patent rights, or to maintain any patent in force.

5.4                                 Patent Rights.  AVISTAR represents and warrants that it has, either directly or through third parties, assigned all ownership rights, including the right to grant licenses, in any patents related to any aspect of video conferencing or Video Conferencing Systems that have been filed or owned by or assigned to AVISTAR at any time prior to the Effective Date  to CPI.

[***]  Portions of this exhibit have been omitted pursuant to a request for confidential treatment filed pursuant to Rule 24-b-2 promulgated under the Securities Exchange Act of 1934, as amended, and the omitted portions represented by [***] have been separately filed with the Securities and Exchange Commission.

6.             Bankruptcy

All licenses and releases granted to a Party and its Affiliates under this Agreement are deemed to be, for the purpose of Section 365(n) of the U.S. Bankruptcy Code, licenses of rights to intellectual property as defined under Section 101 of the U.S. Bankruptcy Code, as amended.  The Parties agree that any Party who is a licensee or beneficiary of such rights under this Agreement, shall retain and may exercise all of its rights and elections underthe U.S. Bankruptcy Code, as amended.  To the extent that similar protections of its rights are available to the Parties and Affiliates in foreign jurisdictions, the Parties agree that they shall be entitled to retain and exercise all such rights.

7.             Disputes

It is the intent of the Parties and subject to the termination provisions of this Agreement, that disputes be resolved expeditiously, amicably and at the level within each Party’s organization that is most knowledgeable about the disputed issue. As a result, the Parties agree that all disputes arising under this Agreement will be resolved by the procedure outlined in this Section 6:

7.1                                 The complaining Party will notify the other Party in writing of the dispute, and the non-complaining Party will exercise good faith efforts to resolve the matter as expeditiously as possible.

7.2                               In the event that such matter remains unresolved thirty (30) days after the delivery of the complaining Party’s written notice, a senior representative of each Party will meet or participate in a telephone conference call within five (5) business days, or as soon as practicable but no later than thirty (30) days, of a request for such a meeting or conference call by either Party to resolve the Dispute.

7.3                                 If the Parties are unable to reach a resolution of the dispute after following the above procedure, any Dispute will be resolved exclusively by binding arbitration in accordance with the terms of this Section 7.

7.4                               Any arbitration proceedings shall be confidential, and shall be held in San Francisco, California before three arbitrators (the “Arbitration Agreement”).  The arbitration shall be administered by JAMS pursuant to its Comprehensive Arbitration Rules and Procedures (Streamlined Arbitration Rules and Procedures).  The decisions of the arbitrators shall be binding and conclusive upon all Parties involved and judgment on the award may be entered in any court having jurisdiction.  This clause shall not preclude the Parties from seeking provisional remedies in aid of arbitration from a court of appropriate jurisdiction.  The Parties agree that they shall share equally the cost of the arbitration filing and hearing fees, and the cost of the arbitrator.  Each Party must bear its own attorney’s fees and associated costs and expenses.  This Arbitration Agreement shall survive (i) termination or changes in the Agreement and (ii) the bankruptcy of any Party.  Furthermore, this Arbitration Agreement shall be binding on the Parties’ respective successors and assigns.  If any portion of this Arbitration Agreement is deemed invalid or unenforceable, the remaining portions shall nevertheless remain in force.

7.5                               Arbitrators must be active members of the Bar of a U.S. state or retired judges of the state or federal courts, with expertise in the substantive laws, including patent law and licensing law,

[***]  Portions of this exhibit have been omitted pursuant to a request for confidential treatment filed pursuant to Rule 24-b-2 promulgated under the Securities Exchange Act of 1934, as amended, and the omitted portions represented by [***] have been separately filed with the Securities and Exchange Commission.

                                                applicable to the subject matter of the dispute. Any dispute will be decided by majority vote of a panel of three arbitrators; provided however, that all three arbitrators must actively participate in all hearings. Notwithstanding anything herein to the contrary, the arbitrators will be required to make specific, written findings of fact and conclusions of law.

7.6                                 To the maximum extent practicable, JAMS, the arbitrators and the Parties will take all action required to conclude any arbitration proceeding within one hundred and eighty (180) days of the filing of the dispute with JAMS. No arbitrator or other party to an arbitration proceeding may disclose the existence, content or results thereof, except for disclosures of information by a Party required in the ordinary course of its business or by applicable law or regulation.

8.             Termination

8.1                                 Term.  Subject only to the provisions of Sections 8.2 and 8.3 below, the term of this Agreement shall commence upon the Effective Date and terminate on the date on which the last of the Licensed Patents expires (the “Term”).  Upon any termination or expiration of this Agreement, SONY shall be required to pay CPI for royalties due under this Agreement up through the effective date of termination or expiration, in accordance with the payment schedules set forth herein. The provisions of Sections 1, 3.2, 3.3, 4.4, 4.5, 5, 6, 7, 9 and 10 shall survive any termination or expiration of this Agreement.

8.2           Material Breach. If a Party:

(a) materially breaches this Agreement in a manner that cannot be cured;

(b) materially breaches this Agreement in a manner that can be cured and such breach remains uncured for thirty (30) days following written notice of breach by the other Party.

8.3                                 Termination by the Non-Breaching Party.  In the event of a Material Breach, as defined by Section 8.2, the non-breaching Party may terminate this Agreement thirty (30) days following written notice to the breaching Party.

8.4                                 Termination by Mutual Agreement.  Nothing contained herein shall serve to prevent or be interpreted as preventing the Parties from mutually agreeing at any time to the termination of this Agreement in whole or in part, without penalties or with reduced penalties, with the consequences of such termination to be agreed to by the Parties

9.             Assignment

9.1                                 By CPI. CPI may assign any or all of its rights under this Agreement to any Person who agrees in writing to be bound to the terms and conditions of this Agreement upon notice to SONY and SCEI. CPI agrees that any assignment of any of the Licensed Patents shall be made subject to the terms and conditions of this Agreement.

9.2                                 Binding upon Assignees.  This Agreement shall be binding upon, and inure to the benefit of, the legal representatives, successors and permitted assigns of the Parties. Any attempt to assign or delegate all or any portion of this Agreement in violation of this Section 8 shall be void.

[***]  Portions of this exhibit have been omitted pursuant to a request for confidential treatment filed pursuant to Rule 24-b-2 promulgated under the Securities Exchange Act of 1934, as amended, and the omitted portions represented by [***] have been separately filed with the Securities and Exchange Commission.

10.          General Provisions

10.1                           Expenses of the Parties.  Each Party shall pay its own expenses incurred in connection with the negotiation, execution and performance of this Agreement.

10.2                           Waiver.  No term or provision hereof will be considered waived by either Party, and no breach excused by either Party, unless such waiver or consent is in writing and signed by an authorized representative on behalf of the Party against whom the waiver is asserted.  No consent by either Party to, or waiver of, a breach by either Party, whether express or implied, will constitute a consent to, waiver of, or excuse of any other different or subsequent breach by either Party.

10.3                           Amendment and Modification.  This Agreement may be amended, modified and/or supplemented only by means of a written amendment, signed by the authorized representatives of the Parties, which specifically refers to this Agreement.

10.4                           Notices.  Any notice to any Party hereto given pursuant to this Agreement shall be in writing and given by reputable overnight courier having an established tracking capability addressed as follows:

if to CPI:                                                 [***]

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if to SONY:                                             [***]

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if to SCEI                                               [***]

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if to AVISTAR                                      [***]

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Any notice shall be deemed delivered when placed for delivery so addressed with charges prepaid. A Party may change its address for notice by written notice to the other Party.

10.5                           Governing Law and Venue.  This Agreement is made and shall be construed in accordance with and any arbitration under Section 7 will be governed by the laws of the State of California, without regard to the conflict of laws provisions thereof.  This Agreement shall be subject to the exclusive jurisdiction of any Federal court or, in the absence of Federal jurisdiction, any State court sitting within the geographic boundaries of the Northern District of California,

[***]  Portions of this exhibit have been omitted pursuant to a request for confidential treatment filed pursuant to Rule 24-b-2 promulgated under the Securities Exchange Act of 1934, as amended, and the omitted portions represented by [***] have been separately filed with the Securities and Exchange Commission.

10.6                           Headings.  Headings are supplied herein for convenience only and shall not be deemed a part of this Agreement for any purpose.

10.7                           Counterparts.  This Agreement may be executed in any number of counterparts, each of which shall be deemed an original for all purposes, but all of which together shall constitute one and the same instrument.

10.8                           Severability.  If any term or provision of this Agreement or the application thereof to any person or circumstances shall to any extent be invalid or unenforceable, the remainder of this Agreement or the application of such terms or provisions to persons or circumstances other than those as to which it is invalid or unenforceable, shall not be affected thereby and each term and provision of this Agreement shall be valid and enforceable to the fullest extent permitted by law.

10.9                           Confidentiality.  Except as may be required by law or regulations, neither Party shall disclose any of the terms, conditions or other provisions of this Agreement without the prior written consent of the other Party. In the event of such required disclosure, the disclosing Party shall provide advance notice to the other Party and take all reasonable steps to obtain a protective order or confidential treatment for this Agreement.

10.10                     Press Release. SONY agrees that CPI may make a press release announcement in the form of Appendix B, attached hereto after the execution of this Agreement.  No other press release regarding this Agreement is permitted by either Party without prior written approval of the other Party.

10.11                     Consequential Damages.  IN NO EVENT WILL EITHER PARTY BE LIABLE FOR LOST PROFITS, OR ANY SPECIAL, INDIRECT, INCIDENTAL OR CONSEQUENTIAL OR EXEMPLARY DAMAGES, HOWEVER CAUSED AND ON ANY THEORY OF LIABILITY, ARISING IN ANY WAY IN CONNECTION WITH THIS AGREEMENT.  THIS LIMITATION WILL APPLY EVEN IF A PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES AND NOT WITHSTANDING ANY FAILURE OF ESSENTIAL PURPOSE OF ANY LIMITED REMEDY.

10.12                     Parties Advised by Counsel. This Agreement has been negotiated between unrelated Parties who are sophisticated and knowledgeable in the matters contained in this Agreement arid who have acted in their own self interest. In addition, each Party has been represented by legal counsel. This Agreement shall not be interpreted or construed against any Party to this Agreement because that Party or any attorney or representative for that Party drafted or participated in the drafting of this Agreement.

10.13                     Compliance. The Parties shall comply with all national, state and local laws (including regulations, orders and ordinances) now or hereafter enacted, of any jurisdiction in which performance occurs or may occur hereunder. Without limitation, each Party hereby acknowledges that the rights and obligations of this Agreement are subject to the laws and regulations of the United States relating to the export of products and technical information, and it shall comply with all such laws and regulations.

10.14                     Entire Agreement and Facsimile Execution.  This Agreement comprises the entire agreement between the Parties hereto as to the subject matter hereof and supersedes all prior discussions,

[***]  Portions of this exhibit have been omitted pursuant to a request for confidential treatment filed pursuant to Rule 24-b-2 promulgated under the Securities Exchange Act of 1934, as amended, and the omitted portions represented by [***] have been separately filed with the Securities and Exchange Commission.

                                                agreements and understandings, written or oral, between them relating thereto.  This Agreement may be executed in counterparts and via facsimile and such counterparts shall be treated as an

[***]  Portions of this exhibit have been omitted pursuant to a request for confidential treatment filed pursuant to Rule 24-b-2 promulgated under the Securities Exchange Act of 1934, as amended, and the omitted portions represented by [***] have been separately filed with the Securities and Exchange Commission.

original or when signed, via facsimile, by both Parties; nevertheless, any one of the Parties may require the follow-up exchange of originals in hardcopy by so requesting in writing within five (5) days of counterpart or facsimile execution.

IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be signed below by their respective duly authorized representatives.

COLLABORATION PROPERTIES, INC.		SONY CORPORATION

By:	[***]	By:	[***]
Name:	[***]	Name:	[***]
Title:	[***]	Title:	[***]
Date:	6/30/06	Date:	7/14/06

AVISTAR COMMUNICATIONS CORPORATION		SONY COMPUTER ENTERTAINMENT, INC

By:	[***]	By:	[***]
Name:	[***]	Name:	[***]
Title:	[***]	Title:	[***]
Date:	7/3/06	Date:	7/14/06

[***]  Portions of this exhibit have been omitted pursuant to a request for confidential treatment filed pursuant to Rule 24-b-2 promulgated under the Securities Exchange Act of 1934, as amended, and the omitted portions represented by [***] have been separately filed with the Securities and Exchange Commission.

Appendix A

Ref. No.	Patent Number	Title of the Invention
1	[***]	[***]
2	[***]	[***]
3	[***]	[***]
4	[***]	[***]
5	[***]	[***]
6	[***]	[***]
7	[***]	[***]
8	[***]	[***]
9	[***]	[***]
10	[***]	[***]
11	[***]	[***]

[***]  Portions of this exhibit have been omitted pursuant to a request for confidential treatment filed pursuant to Rule 24-b-2 promulgated under the Securities Exchange Act of 1934, as amended, and the omitted portions represented by [***] have been separately filed with the Securities and Exchange Commission.